SECOND AMENDMENT TO

SHOPPING CENTERS PURCHASE AND SALE AGREEMENT

THIS SECOND AMENDMENT TO SHOPPING CENTERS PURCHASE AND SALE AGREEMENT (this "Amendment")  is made as of this 11th day of January, 2013, by and among EQUITY ONE, INC., a Maryland corporation, EQUITY ONE (SOUTHEAST PORTFOLIO) INC., a Georgia corporation, EQUITY ONE (FLORIDA PORTFOLIO), INC., a Florida corporation (each is singularly referred to herein as "Seller"  or collectively as "Sellers"),  and THE PHILLIPS EDISON GROUP LLC, an Ohio limited liability company ("Purchaser").

RECITALS:

WHEREAS, Sellers and Purchaser have entered into that certain Shopping Centers Purchase and Sale Agreement, dated as of November 30, 2012, as amended by that certain Reinstatement and First Amendment to Shopping Centers Purchase and Sale Agreement dated as of December 27, 2012 (as amended, the "Purchase Agreement") pursuant to which Sellers have agreed to sell and Purchaser has agreed to purchase certain Properties (as defined in the Purchase Agreement);

WHEREAS, Sellers and Purchaser have agreed to, among other things, further extend the Environmental Review Period with respect to the Macland Pointe Property and wish to amend the Purchase Agreement as more specifically hereinafter set forth;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby confirmed by the parties, and in further consideration of the mutual covenants contained herein, Sellers and Purchaser hereby agree as follows:

1.                  Defined Terms. All capitalized terms used herein and not otherwise defined herein shall have the same meaning ascribed to them in the Purchase Agreement.

2.                  Amendments to Purchase Agreement.

(a)             Macland Pointe Environmental Review. Sellers and Purchaser hereby agree that the Environmental Review Period (as defined in Exhibit 3.2(a) of the Purchase Agreement) shall be extended to 5:00 pm eastern time on January 18, 2013.

(b)             Initial Closing; Deposit. Sellers and Purchaser shall proceed with the
Closing on all Properties other than the Macland Pointe Property on the Closing Date (Tuesday, January 15, 2013). Notwithstanding the provisions of Section 2.3(c), at and upon the Closing, a portion of the Deposit in an amount equal to $2,750,000 shall be applied against the Purchase Price and delivered to the Sellers. The Title Company shall continue to hold the remaining portion of the Deposit (i.e., $250,000 plus all interest earned on the entire Deposit) in escrow (such amount, the "Macland Deposit"). In the event that a Phase II Termination Notice is delivered by either Sellers or Purchaser pursuant to the provisions of Exhibit 3.2(a) of the Purchase Agreement, then the Macland Deposit shall be promptly returned to Purchaser and the other provisions of Exhibit 3.2(a) of the Purchase Agreement shall continue to apply. In the event that a Phase II Termination Notrice is not delivered by either Sellers or Purchaser pursuant to the provisions of Exhibit 3.2(a) of the Purchase Agreement, then, at and upon the Closing of the Macland Pointe Property, the Macland Deposit shall be applied against the Purchase Price due in connection with such Closing and delivered to Sellers.

3.                  Ratifications.  Except as expressly provided in this Amendment, in all other respects the Purchase Agreement is unmodified and remains in full force and effect and is hereby ratified by the parties, and the provisions of this Amendment shall govern and control over any contrary or inconsistent provisions of the Purchase Agreement.

4.                  Governing Law. This Amendment and the obligations arising hereunder shall be governed by and construed in accordance with the laws of the State of Georgia, without giving effect to the principles of conflicts of law.

5.                  Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective permitted assigns.

6.                  Counterparts.  This Amendment may be executed in counterparts and as so executed shall constitute one agreement binding on all the parties. The exchange of signature pages by facsimile or electronic portable document format ("PDF") transmission shall constitute effective delivery of such signature pages. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.

[Signature Page Immediately Follows]

IN WITNESS WHEREOF, Sellers and Purchaser have each duly executed this Amendment as of the date first above written.

EQUITY ONE INC., a Maryland corporation

By:  /s/ Thomas A. Caputo_______________

Name:   Thomas A. Caputo___________

Its:    President_____________________

EQUITY ONE (SOUTHEAST PORTFOLIO) INC., a Georgia corporation

By:  /s/ Thomas A. Caputo_______________

Name: _Thomas A. Caputo___________

Its:  President______________________

EQUITY ONE (FLORIDA PORTFOLIO) INC.,

a Florida corporation

By:  /s/ Thomas A. Caputo_______________

Name: _Thomas A. Caputo___________

Its:  President______________________

“Sellers”

THE PHILLIPS EDISON GROUP LLC,

an Ohio limited liability company

By: PHILLIPS EDISON LIMITED PARTNERSHIP, a Delaware limited partnership, Managing Member

By: PHILLIPS EDISON & COMPANY, INC., a Maryland corporation, General Partner

By:  /s/ Robert F. Myers____________________

Name:  Robert F. Myers________________

Its:  President & COO__________________

“Purchaser”